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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                December 4, 2000


                            THE TRIZETTO GROUP, INC.
              (Exact name of TriZetto as specified in its charter)

           Delaware                    000-27501              33-0761159
 (State or other jurisdiction  (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


  567 San Nicolas Drive, Suite 360, Newport Beach, California         92660
         (Address of principal executive offices)                   (Zip Code)

        TriZetto's telephone number, including area code: (949) 719-2200


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ITEM 5. - OTHER EVENTS

         On October 2, 2000, The TriZetto Group, Inc., a Delaware corporation ("TriZetto"), acquired all of the issued and outstanding capital stock of Erisco Managed Care Technologies, Inc., a New York corporation ("Erisco"), in accordance with the terms and conditions of the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "Merger Agreement"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of TriZetto ("Merger Sub"), IMS Health Incorporated, a Delaware corporation ("IMS"), and Erisco, a wholly-owned subsidiary of IMS. The acquisition was effected by a merger (the "Merger") of the Merger Sub with and into Erisco, with Erisco surviving the merger as a wholly-owned subsidiary of TriZetto. The Certificate of Merger was filed with the New York Secretary of State on October 3, 2000.

         In connection with TriZetto's filing of a Registration Statement on Form S-3, TriZetto is filing this Form 8-K in order to update, through September 30, 2000, the Erisco financial statements and the pro forma financial information that were filed in TriZetto's proxy statement dated September 7, 2000.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The following audited financial statements of Erisco, the notes related thereto and the independent auditors' report thereon are being filed herewith:

                  -        Report of Independent Accountants
                  - Statements of Financial Position as of December 31, 1999 and December 31, 1998
                  - Statements of Income for the years ended December 31, 1999, 1998 and 1997
                  - Statement of Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997
                  - Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                  The following unaudited financial statements of Erisco and the notes related thereto are being filed herewith:

                  - Unaudited Statements of Financial Position as of September 30, 2000
                  - Unaudited Statements of Income for the nine months ended September 30, 1999 and 2000
                  - Unaudited Statements of Cash Flows for the nine months ended September 30, 1999 and 2000

         (b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma combined condensed consolidated financial statements and the notes

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                  related thereto are being filed herewith:

                  - Unaudited PRO FORMA combined condensed consolidated Balance Sheet as of September 30, 2000
                  - Unaudited PRO FORMA combined condensed consolidated Statement of Operations for the twelve months ended December 31, 1999 and for the nine months ended September 30, 2000

         (c)      EXHIBITS

                  EXHIBIT NUMBER                  DESCRIPTION
                       99.1        Financial Statements of Erisco listed in Item
                                   7(a) above and incorporated herein by
                                   reference.
                       99.2        Pro Forma Financial Statements listed in Item
                                   7(b) above and incorporated herein by
                                   reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, TriZetto has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE TRIZETTO GROUP, INC.


December 4, 2000                           /s/ Christine A. Miller
                                           -------------------------------------
                                           Christine A. Miller
                                           Vice President, Legal Affairs and
                                           Assistant Secretary


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                                  EXHIBIT INDEX

     EXHIBIT                           DESCRIPTION
     NUMBER
      99.1         Financial Statements of Erisco listed in Item 7(a) above
                   and incorporated herein by reference.

      99.2 Pro Forma Financial Statements listed in Item 7(b) above and incorporated herein by reference.